UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459

Templeton Global Income Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/18

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report

June 30, 2018

Templeton Global Income Fund

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Contents

Semiannual Report

Visit franklintempleton.com/investor/ products/products/closed-end-funds for fund updates, to access your account, or to find helpful financial planning tools.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Semiannual Report

Templeton Global Income Fund

Dear Shareholder:

This semiannual report for Templeton Global Income Fund covers the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of US and foreign issuers, including emerging markets.

Performance Overview

For the six months under review, the Fund had cumulative total returns of -2.62% based on market price and -0.95% based on net asset value. For comparison, the global government bond market, as measured by the J.P. Morgan (JPM) Global Government Bond Index (GGBI), had a cumulative total return of -0.93% in US dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The six-month period began with sharply rising yields in the US and Europe as reflation sentiments appeared to return to markets. Deregulation efforts and tax cuts were anticipated to add stimulus to an already strong US economy. The 10-year US Treasury yield rose 45 basis points (bps), finishing February at 2.86%. In Europe, the 10-year German bund yield rose 27 bps during January, reaching its peak yield for the period at 0.70% on February 2, its highest level since 2015. Markets appeared to initially anticipate upcoming rate adjustments from the European Central Bank (ECB) later in the year, but those

Portfolio Composition*

Based on Total Net Assets as of 6/30/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Includes U.S. and foreign government and agency securities, money market funds and other net assets (including derivatives).

expectations would diminish by the end of the period. Overall, the US dollar was broadly weaker against the euro and global currencies during the opening months of the period, but that trend would sharply reverse in April.

In February, Jerome Powell took over as US Federal Reserve (Fed) Chairman, replacing Janet Yellen. The Fed continued to unwind its balance sheet throughout the period, and raised the federal funds target rate 25 basis points twice; once in March and again in June. In Japan, Haruhiko Kuroda was reappointed to a second five-year term as Bank of Japan (BOJ) Governor, effectively extending the BOJ’s current monetary accommodation indefinitely.

By March, the rising yield trends in the US and Europe stalled and moderately reversed. Protectionist trade activity from the US in the form of steel and aluminum tariffs, as well as sector-specific tariffs on China, appeared to amplify risk aversion across global financial markets. Credit spreads widened across investment-grade and high yield credit tiers in the US and Europe during the month, ultimately widening even further by the end of June.

In April, US Treasury yields rose sharply and the US dollar strengthened broadly as reflation sentiments appeared to again return to financial markets. The 10-year US Treasury yield rose above 3.00% for the first time in more than four years, ultimately reaching 3.11% on May 17, its highest level since

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 10.

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2011. However, risk aversion returned to global bond markets in the second half of May, as political issues in Italy raised concerns over the euro and Italian debt ratios. Consequently, yields in Italy, Spain, and much of peripheral Europe rose sharply, while yields in Germany, France, and the US declined as investors shifted to what they perceived as less risky investments. Several Latin American countries also saw rising yields and depreciations of their exchange rates during May, as upcoming elections in Mexico and Brazil, as well as policy concerns in Argentina appeared to increase regional volatility.

In the second half of June, a return of tariff threats from the US brought back risk aversion, driving the 10-year US Treasury yield back to where it began the month at 2.86%. Overall, the 10-year US Treasury yield finished the period 45 bps higher. In Europe, ECB president Mario Draghi provided updated guidance on the ECB’s monetary policy timeline at its June 14 meeting: The net asset purchase program will be reduced to €15 billion per month for October, November and December, and conclude at the end 2018. Draghi also indicated that rates would likely remain unchanged until at least the summer of 2019. The 10-year German bund correspondingly finished June four bps lower for the month at 0.30%, finishing the six-month period 13 bps lower than where it started.

On the whole, duration exposures in the US and in several parts of the world faced headwinds from rising rates during the period, with the exception of core European countries, which began the period with rising yields, but finished with sharply declining yields. Additionally, the US dollar started the period weaker before significantly strengthening against global currencies over the final three months. Avoiding US Treasury duration proved important to performance during the period, as did long exposure to the US dollar.

Investment Strategy

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

Manager’s Discussion

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. We

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s supranational investment was denominated in the Mexican peso.

continued to prefer local-currency positions in specific countries that we believed to have resilient economies and relatively higher, maintainable rate differentials. During the period, we held notable local-currency duration exposures in Brazil, Argentina, Colombia, Indonesia and India, and notable currency exposure to the Mexican peso. We also continued to hold net-negative positions in the euro and Japanese yen as hedges against a broadly strengthening US dollar and as directional views on the currencies. We also held net-negative positioning in the Australian dollar based on the Reserve Bank of Australia’s continued rate accommodation, and as a partial hedge against potential economic risks in China as well as broad-based beta risks across emerging markets. In credit markets, we continued to see areas of value in specific sovereign credits, but we largely preferred the risk-adjusted returns in specific areas of the local-currency bond markets over the more fully valued credit markets. Overall, the strategy was positioned for depreciation of the euro and yen, rising US Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

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What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

Currency Composition*
6/30/18
	% of Total Net Assets

Americas	159.6%

U.S. Dollar	117.0%

Mexican Peso	19.5%

Brazilian Real	11.5%

Colombian Peso	4.2%

Argentine Peso	4.1%

Peruvian Nuevo Sol	3.3%

Middle East & Africa	1.7%

Ghanaian Cedi	1.7%

Asia Pacific	-22.8%

Indian Rupee	12.1%

Indonesian Rupiah	9.2%

Philippine Peso	1.3%

South Korean Won	0.0%	**

Australian Dollar	-8.8%

Japanese Yen	-36.6%

Europe	-38.5%

Euro	-38.5%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies and sovereign credit exposures had largely neutral effects on absolute results. Among currencies, positions in Latin America and Asia ex-Japan largely detracted from absolute performance (the Brazilian real, Argentine peso and Indian rupee detracted, while the Mexican peso contributed). The Fund’s net-negative position in the euro contributed to absolute results, while its net-negative position in the Japanese yen detracted. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Asia ex-Japan (Indonesia) and Latin America (Argentina) detracted from absolute performance, while negative duration exposure to US Treasuries moderately contributed.

During the period, the Fund’s slight relative underperformance was primarily due to currency positions. Interest-rate strategies and sovereign credit exposures had largely neutral effects on relative results. Among currencies, overweighted positions in Latin America and Asia ex-Japan largely detracted from relative results (the Brazilian real, Argentine peso and Indian rupee detracted, while the Mexican peso contributed). The Fund’s underweighted position in the euro contributed to relative results, while its underweighted position in the Japanese yen detracted. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select overweighted duration exposures in Asia ex-Japan (Indonesia) and Latin America (Argentina) detracted from relative performance, while underweighted duration exposure in the US contributed.

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Sonal Desai, Ph.D. Portfolio Manager

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The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL INCOME FUND

Performance Summary as of June 30, 2018

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/181

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
6-Month	-0.95%	-2.62%	-0.95%	-2.62%
1-Year	-1.48%	-4.07%	-1.48%	-4.07%
5-Year	+7.06%	-3.81%	+1.37%	-0.77%
10-Year	+82.57%	+62.30%	+6.20%	+4.96%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Distributions (1/1/18–6/30/18)

Net Investment Income
$0.1537

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio value, share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. As a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

The Fund may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China – Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond Connect uses the trading infrastructure of both Hong Kong and

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PERFORMANCE SUMMARY

China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.

Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong. Bond Connect is relatively new and its effects on the Chinese interbank bond market are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions, trading via Bond Connect could be disrupted. In addition, the Bond Connect program may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Finally, uncertainties in China tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund.

The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program, are uncertain, and may have a detrimental effect on the Fund’s investments and returns.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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TEMPLETON GLOBAL INCOME FUND

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

Amended Fundamental Investment Restriction Regarding Investments in Commodities

At the Fund’s reconvened Annual Meeting of Shareholders held on June 13, 2018, shareholders approved a proposal to amend the Fund’s fundamental investment restriction regarding investments in commodities as follows: [The Fund may not:] Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

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Financial Highlights

	Six Months Ended June 30, 2018 (unaudited)
		Year Ended December 31,		Year Ended August 31,
		2017	2016[a]	2016	2015	2014	2013

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 7.25	$ 7.34	$ 7.09	$ 7.38	$ 8.72	$ 8.38	$ 9.08

Income from investment operations:
Net investment income[b]	0.18	0.36	0.10	0.31	0.33	0.35	0.38
Net realized and unrealized gains (losses)	(0.26)	(0.16)	0.25	(0.30)	(1.04)	0.61	(0.07)

Total from investment operations	(0.08)	0.20	0.35	0.01	(0.71)	0.96	0.31

Less distributions from:
Net investment income and net foreign currency gains	(0.15)	(0.29)	—	(0.11)	(0.63)	(0.62)	(0.72)
Net realized gains	—	—	—	(0.02)	(—)[c]	(—)[c]	(0.29)
Tax return of capital	—	—	(0.10)	(0.17)	—	—	—

Total distributions	(0.15)	(0.29)	(0.10)	(0.30)	(0.63)	(0.62)	(1.01)

Net asset value, end of period	$ 7.02	$ 7.25	$ 7.34	$ 7.09	$ 7.38	$ 8.72	$ 8.38

Market value, end of period[d]	$ 6.14	$ 6.46	$ 6.48	$ 6.43	$ 6.22	$ 7.96	$ 8.03

Total return (based on market value per share)[e]	(2.62)%	4.10%	2.38%	8.35%	(14.76)%	7.04%	(5.97)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	0.78%	0.76%	0.73%	0.76%	0.74%	0.73%	0.73%
Expenses net of waiver and payments by affiliates	0.70%	0.70%	0.69%	0.73%	0.73%	0.73% [h]	0.73%
Expenses net of waiver and payments by affiliates and expense reduction	0.69%	0.69%	0.68%	0.73% [g]	0.73%	0.73% [g,h]	0.73% [g]
Net investment income	5.01%	4.84%	4.31%	4.38%	4.14%	4.05%	4.21%

Supplemental data
Net assets, end of period (000’s)	$942,321	$972,791	$984,355	$951,191	$989,595	$1,169,318	$1,124,611
Portfolio turnover rate	16.07%	42.34%	25.94%	46.03%	35.51%	45.61%	18.16%

aFor the period September 1, 2016 to December 31, 2016.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBased on the last sale on the New York Stock Exchange.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON GLOBAL INCOME FUND

Statement of Investments, June 30, 2018 (unaudited)

	Principal Amount*			Value

Foreign Government and Agency Securities 56.0%
Argentina 3.6%
Argentine Bonos del Tesoro,
21.20%, 9/19/18	17,908,000		ARS	$593,762
18.20%, 10/03/21	250,323,000		ARS	7,500,995
16.00%, 10/17/23	283,431,000		ARS	8,803,832
senior note, 15.50%, 10/17/26	512,895,000		ARS	16,038,713
Government of Argentina,
3.75%, 2/08/19	8,816,000		ARS	326,700
[a] FRN, 27.947%, (ARS Badlar + 2.00%), 4/03/22	20,588,000		ARS	649,967

				33,913,969

Brazil 11.4%
Letra Tesouro Nacional,
Strip, 7/01/20	70,870	[b]	BRL	15,474,469
Strip, 7/01/21	74,890	[b]	BRL	14,676,637
Nota Do Tesouro Nacional,
10.00%, 1/01/21	73,235	[b]	BRL	19,205,242
10.00%, 1/01/23	6,218	[b]	BRL	1,573,671
10.00%, 1/01/25	75,193	[b]	BRL	18,384,028
[c] Index Linked, 6.00%, 5/15/19	3,255	[b]	BRL	2,680,118
[c] Index Linked, 6.00%, 8/15/22	24,329	[b]	BRL	19,970,369
[c] Index Linked, 6.00%, 5/15/23	12,641	[b]	BRL	10,333,020
[c] Index Linked, 6.00%, 8/15/24	6,860	[b]	BRL	5,622,567

				107,920,121

Colombia 4.2%
Government of Colombia,
senior bond, 7.75%, 4/14/21	983,000,000		COP	352,043
senior bond, 4.375%, 3/21/23	149,000,000		COP	48,549
senior bond, 9.85%, 6/28/27	237,000,000		COP	102,164
Titulos de Tesoreria,
B, 7.75%, 9/18/30	44,355,700,000		COP	16,302,206
B, 7.00%, 6/30/32	3,107,000,000		COP	1,057,321
senior bond, B, 11.25%, 10/24/18	2,117,000,000		COP	741,820
senior bond, B, 11.00%, 7/24/20	1,144,000,000		COP	433,383
senior bond, B, 7.00%, 5/04/22	3,111,000,000		COP	1,111,103
senior bond, B, 10.00%, 7/24/24	12,183,000,000		COP	4,946,314
senior bond, B, 7.50%, 8/26/26	25,819,300,000		COP	9,331,743
senior bond, B, 6.00%, 4/28/28	13,320,000,000		COP	4,369,899
senior note, B, 7.00%, 9/11/19	1,258,000,000		COP	439,717

				39,236,262

Ghana 1.7%
Government of Ghana,
24.75%, 3/01/21	220,000		GHS	52,334
16.25%, 5/17/21	2,040,000		GHS	410,417
24.50%, 6/21/21	50,000		GHS	11,976
24.75%, 7/19/21	360,000		GHS	86,568
18.75%, 1/24/22	8,520,000		GHS	1,816,813
17.60%, 11/28/22	100,000		GHS	20,684
19.75%, 3/25/24	8,520,000		GHS	1,896,934
19.00%, 11/02/26	25,560,000		GHS	5,524,387
senior bond, 19.75%, 3/15/32	25,560,000		GHS	5,759,195
senior note, 21.50%, 3/09/20	370,000		GHS	81,075
senior note, 18.50%, 6/01/20	140,000		GHS	29,491

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STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued)
senior note, 18.25%, 9/21/20	140,000		GHS	$29,265
senior note, 16.50%, 3/22/21	490,000		GHS	99,237

				15,818,376

India 8.7%
Government of India,
senior bond, 8.20%, 2/15/22	282,000,000		INR	4,150,129
senior bond, 8.35%, 5/14/22	68,200,000		INR	1,010,747
senior bond, 8.08%, 8/02/22	549,000,000		INR	8,065,793
senior bond, 8.13%, 9/21/22	15,000,000		INR	220,694
senior bond, 9.15%, 11/14/24	387,000,000		INR	5,944,967
senior note, 8.27%, 6/09/20	476,000,000		INR	7,038,278
senior note, 7.80%, 4/11/21	697,700,000		INR	10,204,346
senior note, 8.79%, 11/08/21	225,000,000		INR	3,379,240
senior note, 8.15%, 6/11/22	540,000,000		INR	7,932,778
senior note, 6.84%, 12/19/22	111,000,000		INR	1,555,556
senior note, 7.16%, 5/20/23	42,900,000		INR	605,679
senior note, 8.83%, 11/25/23	966,400,000		INR	14,607,519
senior note, 7.68%, 12/15/23	730,000,000		INR	10,509,132
senior note, 6.79%, 5/15/27	492,800,000		INR	6,636,928

				81,861,786

Indonesia 8.1%
Government of Indonesia,
senior bond, FR31, 11.00%, 11/15/20	145,557,000,000		IDR	10,948,768
senior bond, FR34, 12.80%, 6/15/21	64,492,000,000		IDR	5,117,956
senior bond, FR35, 12.90%, 6/15/22	42,438,000,000		IDR	3,476,776
senior bond, FR36, 11.50%, 9/15/19	32,651,000,000		IDR	2,407,469
senior bond, FR39, 11.75%, 8/15/23	2,703,000,000		IDR	219,739
senior bond, FR42, 10.25%, 7/15/27	3,595,000,000		IDR	285,493
senior bond, FR43, 10.25%, 7/15/22	4,826,000,000		IDR	366,092
senior bond, FR44, 10.00%, 9/15/24	1,618,000,000		IDR	124,483
senior bond, FR46, 9.50%, 7/15/23	11,430,000,000		IDR	865,905
senior bond, FR47, 10.00%, 2/15/28	1,052,000,000		IDR	82,582
senior bond, FR48, 9.00%, 9/15/18	4,494,000,000		IDR	316,775
senior bond, FR52, 10.50%, 8/15/30	3,390,000,000		IDR	277,706
senior bond, FR53, 8.25%, 7/15/21	144,200,000,000		IDR	10,231,350
senior bond, FR56, 8.375%, 9/15/26	292,968,000,000		IDR	20,948,032
senior bond, FR61, 7.00%, 5/15/22	18,449,000,000		IDR	1,259,694
senior bond, FR63, 5.625%, 5/15/23	16,137,000,000		IDR	1,051,214
senior bond, FR64, 6.125%, 5/15/28	3,157,000,000		IDR	197,285
senior bond, FR70, 8.375%, 3/15/24	149,967,000,000		IDR	10,713,268
senior bond, FR71, 9.00%, 3/15/29	45,298,000,000		IDR	3,370,479
senior bond, FR73, 8.75%, 5/15/31	41,805,000,000		IDR	3,039,395
senior note, FR69, 7.875%, 4/15/19	20,859,000,000		IDR	1,463,624

				76,764,085

Mexico 10.2%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20	1,881,620	[d]	MXN	9,531,701
senior bond, M, 6.50%, 6/10/21	6,789,460	[d]	MXN	33,121,402
senior note, M, 5.00%, 12/11/19	3,370,500	[d]	MXN	16,333,787
senior note, M 10, 8.50%, 12/13/18	7,037,900	[d]	MXN	35,605,552

franklintempleton.com	Semiannual Report	11

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Mexico (continued)
[e] Mexican Udibonos,
Index Linked, 4.00%, 6/13/19	139,381	[f]	MXN	$703,563
Index Linked, 2.50%, 12/10/20	109,918	[f]	MXN	537,249

				95,833,254

Peru 3.3%
Government of Peru, senior bond, 7.84%, 8/12/20	93,349,000		PEN	31,394,416

Philippines 1.2%
Government of the Philippines,
senior note, 3.375%, 8/20/20	9,870,000		PHP	180,626
senior note, 7-51, 5.00%, 8/18/18	11,330,000		PHP	212,543
senior note, 7-56, 3.875%, 11/22/19	578,780,000		PHP	10,761,740

				11,154,909

South Korea 1.9%
Korea Monetary Stabilization Bond,
senior note, 1.72%, 12/02/18	2,500,000,000		KRW	2,241,750
senior note, 2.06%, 12/02/19	17,540,000,000		KRW	15,743,651

				17,985,401

[g] Supranational 1.0%
Inter-American Development Bank, senior bond, 7.50%, 12/05/24	185,000,000		MXN	9,084,684

Ukraine 0.7%
[h,i,j] Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40	11,085,000			7,012,426

Total Foreign Government and Agency Securities (Cost $598,935,610)				527,979,689

Short Term Investments 38.3%

Foreign Government and Agency Securities 5.4%
Argentina 0.5%
[k] Argentina Treasury Bill, 9/14/18 - 10/12/18	10,391,000		ARS	372,473
Letras del Banco Central de la Republica Argentina, Strip, 7/18/18 - 11/21/18	136,253,000		ARS	4,400,500

				4,772,973

Mexico 2.1%
[k] Mexico Treasury Bill, 11/08/18 - 5/23/19	42,040,860	[l]	MXN	20,110,201

Philippines 0.2%
[k] Philippine Treasury Bill, 8/29/18 - 12/12/18	83,000,000		PHP	1,542,070

South Korea 2.6%
Korea Monetary Stabilization Bond,
senior note, 1.33%, 10/02/18	10,180,000,000		KRW	9,135,441
senior note, 1.61%, 10/08/18	17,210,000,000		KRW	15,427,977

				24,563,418

Total Foreign Government and Agency Securities (Cost $52,790,395)				50,988,662

U.S. Government and Agency Securities 7.7%
United States 7.7%
[k] U.S. Treasury Bill,
9/13/18	12,376,000			12,329,134
9/20/18	13,406,000			13,350,216
1/31/19	13,772,000			13,604,753

12	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal Amount*	Value
Short Term Investments (continued)
U.S. Government and Agency Securities (continued)
United States (continued)
[k] U.S. Treasury Bill, (continued)
2/28/19	20,296,000	$20,006,086
U.S. Treasury Note,
1.50%, 8/31/18	6,703,000	6,698,543
2.75%, 2/15/19	6,497,000	6,517,430

Total U.S. Government and Agency Securities (Cost $72,528,956)		72,506,162

Total Investments before Money Market Funds (Cost $724,254,961)		651,474,513

	Shares

Money Market Funds (Cost $236,833,476) 25.2%
United States 25.2%
[m,n] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	236,833,476	236,833,476

Total Investments (Cost $961,088,437) 94.3%		888,307,989
Other Assets, less Liabilities 5.7%		54,013,184

Net Assets 100.0%		$942,321,173

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe coupon rate shown represents the rate at period end.

bPrincipal amount is stated in 1,000 Brazilian Real Units.

cRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(f).

dPrincipal amount is stated in 100 Mexican Peso Units.

ePrincipal amount of security is adjusted for inflation. See Note 1(f).

fPrincipal amount is stated in 100 Unidad de Inversion Units.

gA supranational organization is an entity formed by two or more central governments through international treaties.

hNon-income producing.

iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees.

jThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

kThe security was issued on a discount basis with no stated coupon rate.

lPrincipal amount is stated in 10 Mexican Peso Units.

mSee Note 3(c) regarding investments in affiliated management investment companies.

nThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	Semiannual Report	13

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	JPHQ	Sell	893,000	1,106,762		7/06/18	$62,880	$—
Euro	BOFA	Sell	5,729,658	7,060,617		7/09/18	361,374	—
Euro	UBSW	Sell	13,525,000	16,690,526		7/09/18	876,796	—
Euro	HSBK	Sell	13,422,375	16,526,634		7/10/18	831,724	—
Euro	JPHQ	Sell	3,541,777	4,376,503		7/10/18	235,070	—
Indian Rupee	JPHQ	Buy	156,111,985	1,930,349	EUR	7/10/18	19,529	—
Indian Rupee	JPHQ	Buy	256,275,015	3,164,319	EUR	7/11/18	36,576	—
Japanese Yen	BZWS	Sell	192,016,500	1,804,692		7/11/18	68,615	—
Australian Dollar	JPHQ	Sell	8,432,458	6,448,554		7/12/18	206,970	—
Japanese Yen	CITI	Sell	94,950,000	860,740		7/12/18	2,211	—
Euro	GSCO	Sell	748,727	932,472		7/13/18	56,782	—
Indonesian Rupiah	JPHQ	Buy	111,570,000,000	10,400,858	AUD	7/13/18	80,838	—
Japanese Yen	CITI	Sell	146,000,000	1,373,891		7/13/18	53,682	—
Japanese Yen	DBAB	Sell	277,200,000	2,609,432		7/13/18	102,843	—
Australian Dollar	JPHQ	Sell	3,989,500	3,036,967		7/16/18	83,953	—
Euro	GSCO	Sell	1,183,000	1,396,307		7/16/18	12,394	—
Euro	JPHQ	Sell	36,690,814	43,396,465		7/16/18	474,322	—
Japanese Yen	BZWS	Sell	518,550,000	4,703,060		7/17/18	12,765	—
Japanese Yen	HSBK	Sell	372,780,000	3,382,759		7/17/18	10,956	—
Australian Dollar	JPHQ	Sell	2,620,000	1,981,933		7/18/18	42,604	—
Euro	GSCO	Sell	3,105,000	3,872,556		7/18/18	239,680	—
Euro	MSCO	Sell	2,272,500	2,653,212		7/19/18	—	(5,831)
Euro	JPHQ	Sell	11,085,000	12,857,713		7/23/18	—	(116,674)
Euro	MSCO	Sell	1,136,250	1,346,314		7/23/18	16,396	—
Euro	MSCO	Sell	1,136,250	1,318,857		7/23/18	—	(11,062)
Euro	SCNY	Sell	3,955,000	4,613,745		7/23/18	—	(15,367)
Japanese Yen	JPHQ	Sell	1,459,049,000	13,283,161		7/23/18	80,584	—
Japanese Yen	MSCO	Sell	155,600,000	1,435,729		7/26/18	27,452	—
Euro	BOFA	Sell	8,723,695	10,203,757		7/30/18	—	(12,245)
Japanese Yen	DBAB	Sell	631,276,974	5,874,065		7/30/18	159,021	—
Japanese Yen	JPHQ	Sell	95,800,000	890,513		7/30/18	23,221	—
Euro	BZWS	Sell	2,175,778	2,670,006		7/31/18	121,829	—
Euro	SCNY	Sell	4,300,311	5,247,907		7/31/18	211,567	—
Japanese Yen	MSCO	Sell	155,600,000	1,413,107		7/31/18	4,335	—
Euro	JPHQ	Sell	33,330	40,572		8/02/18	1,531	—
Indian Rupee	HSBK	Buy	610,744,000	7,349,029	EUR	8/02/18	269,166	—
Euro	GSCO	Sell	1,784,250	2,169,470		8/03/18	79,334	—
Australian Dollar	CITI	Sell	2,549,800	1,913,140		8/09/18	25,640	—
Euro	JPHQ	Sell	4,312,000	5,173,020		8/09/18	119,370	—
Japanese Yen	CITI	Sell	256,312,747	2,366,101		8/09/18	43,983	—
Euro	BZWS	Sell	4,094,000	4,891,081		8/10/18	92,545	—
Euro	JPHQ	Sell	3,156,669	3,770,736		8/10/18	70,835	—
Australian Dollar	JPHQ	Sell	8,426,771	6,445,511		8/13/18	207,490	—
Japanese Yen	CITI	Sell	725,393,666	6,698,244		8/13/18	124,487	—
Euro	CITI	Sell	1,417,000	1,702,525		8/14/18	41,144	—
Euro	HSBK	Sell	7,662,000	9,213,838		8/14/18	230,421	—
Japanese Yen	CITI	Sell	111,910,667	1,002,110		8/14/18	—	(12,135)
Australian Dollar	JPHQ	Sell	3,989,500	3,018,775		8/15/18	65,482	—
Japanese Yen	HSBK	Sell	286,780,000	2,640,457		8/15/18	41,185	—

14	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ	Sell	100,450,000	944,066		8/15/18	$33,623	$—
Euro	BOFA	Sell	6,265,500	7,550,805		8/16/18	203,562	—
Euro	SCNY	Sell	6,873,000	8,285,608		8/16/18	225,979	—
Japanese Yen	CITI	Sell	76,078,500	699,039		8/16/18	9,441	—
Japanese Yen	JPHQ	Sell	3,794,339,000	35,314,984		8/16/18	921,959	—
Japanese Yen	SCNY	Sell	103,657,300	952,304		8/16/18	12,723	—
Euro	JPHQ	Sell	2,765,652	3,297,736		8/17/18	54,333	—
South Korean Won	HSBK	Sell	7,321,000,000	6,841,417		8/17/18	268,069	—
Australian Dollar	JPHQ	Sell	2,616,000	1,979,187		8/20/18	42,624	—
Euro	JPHQ	Sell	16,548,946	19,626,769		8/20/18	214,446	—
Japanese Yen	BOFA	Sell	352,816,750	3,222,071		8/20/18	23,107	—
Euro	JPHQ	Sell	6,359,037	7,557,079		8/21/18	97,177	—
Euro	UBSW	Sell	5,829,129	6,932,059		8/21/18	93,801	—
Japanese Yen	CITI	Sell	1,131,241,600	10,277,801		8/21/18	20,172	—
Japanese Yen	DBAB	Sell	1,279,817,000	11,630,471		8/21/18	25,622	—
Euro	UBSW	Sell	370,478	438,916		8/22/18	4,267	—
Japanese Yen	BOFA	Sell	706,440,000	6,410,526		8/22/18	4,358	—
Japanese Yen	CITI	Sell	307,053,000	2,784,026		8/22/18	—	(405)
Euro	UBSW	Sell	1,228,000	1,453,479		8/23/18	12,660	—
Japanese Yen	CITI	Sell	220,552,000	1,995,982		8/23/18	—	(4,182)
Euro	JPHQ	Sell	2,459,575	2,920,721		8/24/18	34,658	—
Japanese Yen	BOFA	Sell	860,890,000	7,809,730		8/24/18	1,840	—
Japanese Yen	SCNY	Sell	696,345,000	6,319,063		8/24/18	3,523	—
Japanese Yen	DBAB	Sell	303,441,000	2,871,591		8/27/18	118,917	—
Japanese Yen	JPHQ	Sell	777,557,000	7,120,225		8/27/18	66,593	—
Euro	GSCO	Sell	900,000	1,062,909		8/29/18	6,432	—
Euro	SCNY	Sell	4,385,600	5,176,368		8/29/18	28,272	—
Japanese Yen	BZWS	Sell	726,500,000	6,699,248		8/29/18	107,820	—
Japanese Yen	DBAB	Sell	509,728,000	4,700,943		8/29/18	76,255	—
Japanese Yen	HSBK	Sell	951,318,000	8,693,592		8/29/18	62,422	—
Euro	BZWS	Sell	2,175,778	2,566,026		8/31/18	11,568	—
Indian Rupee	DBAB	Buy	1,151,765,600	14,096,187	EUR	8/31/18	122,790	—
Euro	BOFA	Sell	1,471,272	1,723,889		9/04/18	—	(3,976)
Euro	GSCO	Sell	5,352,750	6,306,342		9/04/18	20,059	—
Japanese Yen	HSBK	Sell	980,688,000	9,051,112		9/04/18	149,544	—
Australian Dollar	GSCO	Sell	26,618,090	20,142,441		9/05/18	436,790	—
Japanese Yen	JPHQ	Sell	416,700,000	3,828,890		9/05/18	46,284	—
Euro	SCNY	Sell	1,325,806	1,561,311		9/06/18	4,043	—
Japanese Yen	HSBK	Sell	196,900,000	1,805,925		9/06/18	18,428	—
Euro	BOFA	Sell	2,515,974	2,953,452		9/07/18	—	(1,994)
Japanese Yen	CITI	Sell	153,700,000	1,405,578		9/10/18	9,849	—
Euro	JPHQ	Sell	3,541,777	4,217,424		9/11/18	55,721	—
Japanese Yen	CITI	Sell	496,800,000	4,545,912		9/11/18	34,204	—
Japanese Yen	HSBK	Sell	115,050,000	1,037,880		9/11/18	—	(6,951)
Japanese Yen	HSBK	Sell	1,060,892,800	9,727,384		9/11/18	92,846	—
Australian Dollar	JPHQ	Sell	8,426,771	6,446,859		9/12/18	208,299	—
Japanese Yen	DBAB	Sell	167,200,000	1,538,462		9/12/18	19,917	—
Japanese Yen	HSBK	Sell	505,050,000	4,644,330		9/12/18	57,362	—
Japanese Yen	JPHQ	Sell	467,930,000	4,302,033		9/12/18	52,196	—
Australian Dollar	CITI	Sell	16,864,000	12,842,358		9/13/18	357,458	—
Japanese Yen	CITI	Sell	230,997,000	2,124,276		9/13/18	26,159	—
Australian Dollar	JPHQ	Sell	3,989,500	3,038,060		9/14/18	84,511	—

franklintempleton.com	Semiannual Report	15

TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ	Sell	102,242,000	933,086		9/14/18	$4,367	$—
Japanese Yen	SCNY	Sell	152,158,000	1,389,165		9/14/18	7,031	—
Australian Dollar	JPHQ	Sell	3,304,000	2,500,038		9/18/18	53,955	—
Euro	BOFA	Sell	19,647,870	23,241,072		9/18/18	141,801	—
Euro	GSCO	Sell	748,727	877,125		9/18/18	—	(3,126)
Japanese Yen	BOFA	Sell	352,816,750	3,209,964		9/18/18	4,193	—
Japanese Yen	GSCO	Sell	399,203,140	3,721,793		9/18/18	94,545	—
Japanese Yen	JPHQ	Sell	197,300,000	1,798,410		9/18/18	5,699	—
Japanese Yen	MSCO	Sell	245,000,000	2,236,136		9/18/18	10,012	—
Japanese Yen	BZWS	Sell	132,990,000	1,209,847		9/19/18	1,381	—
Japanese Yen	JPHQ	Sell	1,012,400,000	9,211,885		9/19/18	12,318	—
Euro	GSCO	Sell	3,855,546	4,505,129		9/20/18	—	(28,389)
Euro	UBSW	Sell	5,829,129	6,811,337		9/20/18	—	(42,804)
Japanese Yen	CITI	Sell	207,460,000	1,890,296		9/20/18	4,991	—
Japanese Yen	BOFA	Sell	704,526,000	6,440,497		9/21/18	37,604	—
Japanese Yen	HSBK	Sell	707,007,200	6,468,265		9/21/18	42,821	—
Euro	JPHQ	Sell	6,359,037	7,417,816		9/25/18	—	(62,280)
Japanese Yen	DBAB	Sell	187,160,000	1,709,722		9/25/18	8,267	—
Japanese Yen	HSBK	Sell	1,286,140,000	11,752,010		9/25/18	59,830	—
Euro	BOFA	Sell	8,723,695	10,249,731		9/28/18	—	(14,347)
Euro	GSCO	Sell	900,000	1,051,227		9/28/18	—	(7,690)
Japanese Yen	JPHQ	Sell	908,488,000	8,333,609		9/28/18	72,718	—
Australian Dollar	CITI	Sell	2,549,800	1,963,295		10/09/18	75,330	—
Japanese Yen	JPHQ	Sell	557,950,000	5,316,721		10/09/18	238,588	—
Japanese Yen	HSBK	Sell	555,000,000	5,252,325		10/11/18	200,191	—
Australian Dollar	JPHQ	Sell	3,989,500	3,019,972		10/15/18	65,847	—
South Korean Won	CITI	Sell	616,384,000	578,764		10/16/18	23,879	—
Japanese Yen	BZWS	Sell	125,158,380	1,147,147		10/26/18	6,400	—
Mexican Peso	CITI	Buy	350,137,330	14,489,441	EUR	10/29/18	202,186	—
Mexican Peso	DBAB	Buy	129,747,300	5,368,113	EUR	10/29/18	76,233	—
Mexican Peso	HSBK	Buy	104,380,700	4,282,285	EUR	10/29/18	104,175	—
Mexican Peso	JPHQ	Buy	39,025,000	1,613,543	EUR	10/29/18	24,181	—
Mexican Peso	MSCO	Buy	117,000,000	4,826,534	EUR	10/29/18	85,469	—
South Korean Won	HSBK	Sell	12,970,000,000	12,138,512		10/30/18	455,459	—
Mexican Peso	CITI	Buy	424,000,000	2,307,458,880	JPY	11/14/18	—	(174,749)
South Korean Won	CITI	Sell	5,173,000,000	4,837,971		11/15/18	175,013	—
South Korean Won	DBAB	Sell	5,870,000,000	5,498,314		11/19/18	206,156	—
Indonesian Rupiah	JPHQ	Buy	34,485,000,000	3,160,688	AUD	11/21/18	15,135	—
South Korean Won	CITI	Sell	6,847,000,000	6,417,659		11/21/18	244,138	—
South Korean Won	DBAB	Sell	5,874,000,000	5,530,813		12/11/18	229,967	—
Japanese Yen	CITI	Sell	1,207,320,000	11,060,855		12/18/18	7,543	—
Japanese Yen	DBAB	Sell	186,830,000	1,716,210		12/18/18	5,735	—
Japanese Yen	HSBK	Sell	187,120,000	1,717,209		12/18/18	4,080	—
South Korean Won	CITI	Sell	2,579,000,000	2,399,181		12/20/18	70,913	—
Japanese Yen	BZWS	Sell	474,230,000	4,311,495		1/11/19	—	(38,659)
Japanese Yen	GSCO	Sell	69,178,000	628,719		1/11/19	—	(5,857)
Japanese Yen	JPHQ	Sell	557,950,000	5,069,438		1/11/19	—	(48,687)
Japanese Yen	JPHQ	Sell	154,420,000	1,419,301		1/16/19	2,230	—
Japanese Yen	SCNY	Sell	219,020,000	2,024,214		1/22/19	13,366	—
Japanese Yen	BZWS	Sell	146,100,000	1,351,852		1/24/19	10,277	—
Japanese Yen	DBAB	Sell	95,240,000	878,201		1/24/19	3,652	—
Japanese Yen	CITI	Sell	178,564,000	1,657,853		1/25/19	18,045	—

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TEMPLETON GLOBAL INCOME FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ	Sell	275,000,000	2,551,044	1/25/19	$ 25,635	$ —
Japanese Yen	HSBK	Sell	817,266,455	7,676,026	1/31/19	167,232	—
Japanese Yen	CITI	Sell	111,910,667	1,056,334	2/14/19	26,986	—

Total Forward Exchange Contracts						$13,857,839	$(617,410)

Net unrealized appreciation (depreciation)						$13,240,429

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR Pay Fixed 1.914%	Quarterly Semi-Annual	1/22/25	$35,260,000	$1,937,790
Receive Floating 3-month USD LIBOR Pay Fixed 1.970%	Quarterly Semi-Annual	1/23/25	17,628,000	907,062
Receive Floating 3-month USD LIBOR Pay Fixed 1.973%	Quarterly Semi-Annual	1/27/25	10,404,000	534,723
Receive Floating 3-month USD LIBOR Pay Fixed 1.942%	Quarterly Semi-Annual	1/30/25	5,500,000	293,437
Receive Floating 3-month USD LIBOR Pay Fixed 1.978%	Quarterly Semi-Annual	3/27/25	800,000	41,192
Receive Floating 3-month USD LIBOR Pay Fixed 1.985%	Quarterly Semi-Annual	3/27/25	800,000	40,816
Receive Floating 3-month USD LIBOR Pay Fixed 2.449%	Quarterly Semi-Annual	7/02/25	6,340,000	139,901
Receive Floating 3-month USD LIBOR Pay Fixed 2.310%	Quarterly Semi-Annual	7/29/25	16,220,000	519,542
Receive Floating 3-month USD LIBOR Pay Fixed 2.752%	Quarterly Semi-Annual	7/29/45	23,960,000	709,007
Receive Floating 3-month USD LIBOR Pay Fixed 2.378%	Quarterly Semi-Annual	11/18/46	56,100,000	6,333,500
Receive Floating 3-month USD LIBOR Pay Fixed 2.794%	Quarterly Semi-Annual	3/13/47	10,100,000	222,305
Receive Floating 3-month USD LIBOR Pay Fixed 2.537%	Quarterly Semi-Annual	4/13/47	12,300,000	996,755
Receive Floating 3-month USD LIBOR Pay Fixed 2.980%	Quarterly Semi-Annual	2/20/48	12,196,000	(237,484)
Receive Floating 3-month USD LIBOR Pay Fixed 3.002%	Quarterly Semi-Annual	2/22/48	12,196,000	(276,030)
Receive Floating 3-month USD LIBOR Pay Fixed 3.019%	Quarterly Semi-Annual	2/23/48	12,196,000	(319,574)

Total Interest Rate Swap Contracts				$11,842,942

See Note 9 regarding other derivative information.

See Abbreviations on page 30.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

TEMPLETON GLOBAL INCOME FUND

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$724,254,961
Cost - Non-controlled affiliates (Note 3c)	236,833,476

Value - Unaffiliated issuers	$651,474,513
Value - Non-controlled affiliates (Note 3c)	236,833,476
Cash	8,262,821
Restricted cash for OTC derivative contracts (Note 1d)	3,676,000
Foreign currency, at value (cost $2,976,870)	2,940,925
Receivables:
Interest	10,973,633
Deposits with brokers for:
Centrally cleared swap contracts	20,044,674
Variation margin on centrally cleared swap contracts	162,115
Unrealized appreciation on OTC forward exchange contracts	13,857,839
Other assets	1,303

Total assets	948,227,299

Liabilities:
Payables:
Management fees	433,490
Deposits from brokers for:
OTC derivative contracts	3,676,000
Unrealized depreciation on OTC forward exchange contracts	617,410
Deferred tax	812,909
Accrued expenses and other liabilities	366,317

Total liabilities	5,906,126

Net assets, at value	$942,321,173

Net assets consist of:
Paid-in capital	$1,013,251,661
Distributions in excess of net investment income	(12,994,340)
Net unrealized appreciation (depreciation)	(49,272,731)
Accumulated net realized gain (loss)	(8,663,417)

Net assets, at value	$942,321,173

Shares outstanding	134,144,158

Net asset value per share	$7.02

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TEMPLETON GLOBAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Investment income:
Dividends:
Non-controlled affiliates (Note 3c)	$1,314,937
Interest: (net of foreign taxes)~
Unaffiliated issuers	26,193,735

Total investment income	27,508,672

Expenses:
Management fees (Note 3a)	3,080,861
Transfer agent fees	94,835
Custodian fees (Note 4)	233,033
Reports to shareholders	41,935
Registration and filing fees	64,840
Professional fees	40,849
Trustees’ fees and expenses	57,078
Other	155,800

Total expenses	3,769,231
Expense reductions (Note 4)	(39,977)
Expenses waived/paid by affiliates (Note 3c)	(379,284)

Net expenses	3,349,970

Net investment income	24,158,702

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	3,227,115
Foreign currency transactions	(104,350)
Forward exchange contracts	(8,509,504)
Swap contracts	1,920,700

Net realized gain (loss)	(3,466,039)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(66,544,689)
Translation of other assets and liabilities denominated in foreign currencies	(924,699)
Forward exchange contracts	26,365,970
Swap contracts	9,813,595
Change in deferred taxes on unrealized appreciation	744,929

Net change in unrealized appreciation (depreciation)	(30,544,894)

Net realized and unrealized gain (loss)	(34,010,933)

Net increase (decrease) in net assets resulting from operations	$(9,852,231)

~Foreign taxes withheld on interest	$780,713
#Net of foreign taxes	$37,873

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TEMPLETON GLOBAL INCOME FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 24,158,702	$ 48,428,762
Net realized gain (loss)	(3,466,039)	(14,844,338)
Net change in unrealized appreciation (depreciation)	(30,544,894)	(6,702,480)

Net increase (decrease) in net assets resulting from operations	(9,852,231)	26,881,944

Distributions to shareholders from:
Net investment income	(20,617,957)	(38,445,716)

Total distributions to shareholders	(20,617,957)	(38,445,716)

Net increase (decrease) in net assets	(30,470,188)	(11,563,772)
Net assets:
Beginning of period	972,791,361	984,355,133

End of period	$ 942,321,173	$972,791,361

Distributions in excess of net investment income included in net assets:
End of period	$ (12,994,340)	$ (16,535,085)

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TEMPLETON GLOBAL INCOME FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting

Policies

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

b.   Foreign Currency Translation (continued)

in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

d.   Restricted Cash

At June 30, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

g.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.   Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund.

Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2.   Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). During the period ended June 30, 2018 and year ended December 31, 2017 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 11,210,400 shares. During the period ended June 30, 2018 and year ended December 31, 2017 there were no shares repurchased.

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a.   Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1 billion
0.580%	Over $1 billion, up to and including $5 billion
0.560%	Over $5 billion, up to and including $10 billion
0.540%	Over $10 billion, up to and including $15 billion
0.520%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

24	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.639% of the Fund’s average daily net assets.

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	123,219,957	249,330,220	(135,716,701)	236,833,476	$236,833,476	$1,314,937	$ —	$ —

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the Fund had short-term capital loss carryforwards, not subject to expiration, of $5,197,379.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred late-year ordinary losses of $9,286,921.

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$970,600,142

Unrealized appreciation	$52,846,217
Unrealized depreciation	(108,819,510)

Net unrealized appreciation (depreciation)	$(55,973,293)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

franklintempleton.com	Semiannual Report	25

TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $103,495,106 and $120,487,583, respectively.

7.   Credit Risk

At June 30, 2018, the Fund had 19.1% of its portfolio invested in high yield securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.   Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$12,676,030	[a]	Variation margin on centrally cleared swap contracts	$ 833,088	[a]
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	13,857,839		Unrealized depreciation on OTC forward exchange contracts	617,410
Value recovery instruments	Investments in securities, at value	7,012,426	[b]

Totals		$33,546,295			$1,450,498

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$ 1,920,700	Swap contracts	$ 9,813,595
Foreign exchange contracts	Forward exchange contracts	(8,509,504)	Forward exchange contracts	26,365,970
Value recovery instruments	Investments	21,942 [a]	Investments	824,115	[a]

Totals		$(6,566,862)		$37,003,680

aVRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended June 30, 2018, the average month end notional amount of swap contracts represented $235,728,571. The average month end contract value and fair value of forward exchange contracts and VRI, was $924,983,677 and $7,371,273, respectively.

At June 30, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$13,857,839	$617,410

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 777,839	$ (32,562)	$ (745,277)	$ —	$ —
BZWS	433,200	(38,659)	(380,634)	—	13,907
CITI	1,597,454	(191,471)	—	(1,405,983)	—
DBAB	1,155,375	—	(1,155,375)	—	—
GSCO	946,016	(45,062)	—	(900,954)	—
HSBK	3,065,911	(6,951)	(2,723,099)	—	335,861
JPHQ	4,244,352	(227,641)	(4,016,711)	—	—
MSCO	143,664	(16,893)	—	(40,000)	86,771
SCNY	506,504	(15,367)	—	(491,137)	—
UBSW	987,524	(42,804)	(898,720)	(46,000)	—

Total	$13,857,839	$(617,410)	$(9,919,816)	$(2,884,074)	$436,539

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Other Derivative Information (continued)

At June 30, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$ 32,562	$ (32,562)	$ —	$ —	$ —
BZWS	38,659	(38,659)	—	—	—
CITI	191,471	(191,471)	—	—	—
DBAB	—	—	—	—	—
GSCO	45,062	(45,062)	—	—	—
HSBK	6,951	(6,951)	—	—	—
JPHQ	227,641	(227,641)	—	—	—
MSCO	16,893	(16,893)	—	—	—
SCNY	15,367	(15,367)	—	—	—
UBSW	42,804	(42,804)	—	—	—

Total	$617,410	$(617,410)	$ —	$ —	$ —

aAt June 30, 2018, the Fund received United Kingdom Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 30.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Foreign Government and Agency Securities	$—	$527,979,689	$—	$527,979,689
Short Term Investments	296,123,665	64,204,635	—	360,328,300

Total Investments in Securities	$296,123,665	$592,184,324	$—	$888,307,989

Other Financial Instruments:
Forward Exchange Contracts	$—	$13,857,839	$—	$13,857,839
Swap Contracts	—	12,676,030	—	12,676,030

Total Other Financial Instruments	$—	$26,533,869	$—	$26,533,869

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$617,410	$—	$617,410
Swap Contracts	—	833,088	—	833,088

Total Other Financial Instruments	$—	$1,450,498	$—	$1,450,498

aFor detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Counterparty		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	BADLAR	Argentina Deposit Rates Badlar Private Banks ARS
BZWS	Barclays Bank PLC	AUD	Australian Dollar
CITI	Citigroup, Inc.	BRL	Brazilian Real	FRN	Floating Rate Note
DBAB	Deutsche Bank AG	COP	Colombian Peso	GDP	Gross Domestic Product
GSCO	The Goldman Sachs Group, Inc.	EUR	Euro	LIBOR	London InterBank Offered Rate
HSBK	HSBC Bank PLC	GHS	Ghanaian Cedi	VRI	Value Recovery Instruments
JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah
MSCO	Morgan Stanley	INR	Indian Rupee
SCNY	Standard Chartered Bank	JPY	Japanese Yen
UBSW	UBS AG	KRW	South Korean Won
		MXN	Mexican Peso
		PEN	Peruvian Nuevo Sol
		PHP	Philippine Peso
		USD	United States Dollar

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TEMPLETON GLOBAL INCOME FUND

Tax Information (unaudited)

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on January 12, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

$0.0184	$0.4374	$ —

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2019, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GLOBAL INCOME FUND

Annual Meeting of Shareholders

May 30, 2018 and Reconvened on June 13, 2018 (unaudited)

The Annual Meeting of Shareholders of Templeton Global Income Fund (the “Fund”) was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on May 30, 2018 and reconvened on June 13, 2018. The purpose of the meeting was to elect four Trustees of the Fund, to approve an amended fundamental investment restriction regarding investments in commodities and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2018. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Ann Torre Bates, David W. Niemiec and Robert E. Wade.* The proposals to approve an amended fundamental investment restriction regarding investments in commodities and the ratification of the selection of Pricewaterhouse-Coopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2018 were approved by shareholders. No other business was transacted at the meeting with respect to the Fund.

The results of the voting at the Annual Meeting are as follows:

1. Election of four Trustees:

Term Expiring 2021	For	% of Outstanding Shares	% of Shares Present	Withheld	% of Outstanding Shares	% of Shares Present

Harris J. Ashton	79,238,590	59.07%	92.79%	6,154,135	4.59%	7.21%

Ann Torre Bates	79,728,360	59.43%	93.37%	5,664,366	4.22%	6.63%

David W. Niemiec	79,756,098	59.46%	93.40%	5,636,627	4.20%	6.60%

Robert E. Wade	79,676,940	59.40%	93.31%	5,715,786	4.26%	6.69%

There were no broker non-votes received with respect to this item.

2. To approve an amended fundamental investment restriction regarding investments in commodities:

	Shares Voted	% of Outstanding Shares	% of Shares Present

For	57,456,862	42.83%	67.29%

Against	4,387,810	3.27%	5.14%

Abstain	1,126,810	0.84%	1.32%

There were 22,421,242 broker non-votes received with respect to this item.

*Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

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TEMPLETON GLOBAL INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS

3. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2018:

	Shares Voted	% of Outstanding Shares	% of Shares Present

For	83,846,901	62.51%	98.19%

Against	744,453	0.55%	0.87%

Abstain	1,094,794	0.82%	1.28%

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TEMPLETON GLOBAL INCOME FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company LLC (the “Plan Administrator”) and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms and Conditions located at the back of this report.

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TEMPLETON GLOBAL INCOME FUND

Transfer Agent

American Stock Transfer and Trust Company, LLC

P.O. Box 922, Wall Street Station

New York, NY 10269-0560

(800) 416-5585

www.astfinancial.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going www.astfinancial.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol “GIM.” Information about the net asset value and the market price is available at franklintempleton.com.

For current information about distributions and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company LLC’s web site at www.astfinancial.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

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TEMPLETON GLOBAL INCOME FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL INCOME FUND

(Fund)

At an in-person meeting held on May 18, 2018 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund (including its share price discount to net asset value); reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company

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TEMPLETON GLOBAL INCOME FUND

SHAREHOLDER INFORMATION

data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below. Such results are based on net asset value without regard to market discounts or premiums.

The Performance Universe for the Fund included the Fund and all leveraged and non-leveraged closed-end global income funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median of its Performance Universe. The Broadridge report also contained a performance supplement, provided at the request of the Manager, with a Performance Universe that included the Fund and all retail and institutional global income funds. The Board discussed with management its belief that the Performance Universe first noted above was not an appropriate comparison universe for the Fund as such Performance Universe included funds with multisector or specific sector/regional focused strategies that used leverage, whereas the Fund has a global bond strategy and does not use leverage. The Board observed that the Fund’s annualized total return for the one-, three- and five-year periods was also below the median of its supplemental Performance Universe, and for the 10-year period was above the median and in the first quintile (the best) of its Performance Universe. The Board concluded that the Fund’s performance was acceptable, noting the Fund’s favorable long term total returns. The Board also noted that the Fund’s annualized income return and annualized total return were positive for all periods and for the one-year period exceeded 5.9% and 2.9%, respectively. The Board further noted management’s explanation that the Fund underperformed its peer group and benchmark over the one- and three-year periods primarily due to underweighted currency positions. The Board also noted management’s further explanation that management has strong convictions for the Fund’s current positioning, highlighting that the Fund continues to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury returns.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components,

including, as applicable, management fees; underlying fund expenses; investment-related expenses; and other non-management fees. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the mutual funds included in the Expense Group.

The Expense Group for the Fund included the Fund and six other leveraged and non-leveraged closed-end global income funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

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TEMPLETON GLOBAL INCOME FUND

SHAREHOLDER INFORMATION

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board believes that the Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end fund such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders. The Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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TEMPLETON GLOBAL INCOME FUND

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1. American Stock Transfer and Trust Company LLC (“AST”), will act as Plan Administrator and will open an account for participating shareholders (“participant”) under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) in the same name as that in which the participant’s present shares are registered, and put the Plan into effect as of the first record date for a dividend or capital gains distribution after AST receives the authorization duly executed by such participant.

2. Whenever Templeton Global Income Fund (the “Fund”) declares a distribution from capital gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participants by the Fund’s net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3. Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event later than five business days prior to the record date for the next dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4. A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically through AST at www.astfinancial.com or by check payable to “American Stock Transfer and Trust Company, LLC” and sent to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Global Income Fund. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly beginning on the dividend payment date, which is usually the last business day of each month, or, in the event that there is no dividend or distribution paid in a month, AST shall make such purchases on the last business day of that month, and in no event more than 30 days after receipt, except where necessary to comply with provisions of the Federal securities laws. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5. For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

6. Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within five business days prior to the record date for the next dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases on the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7. AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8. AST will confirm to participants each acquisition made for an account as soon as practicable but not later than ten business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is

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TEMPLETON GLOBAL INCOME FUND

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

received by AST not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a $0.12 per share trading fee for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or www.astfinancial.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

40	Not part of the semiannual report	franklintempleton.com

Semiannual Report

Templeton Global Income Fund

Investment Manager

Franklin Advisers, Inc.

Transfer Agent

American Stock Transfer & Trust Co., LLC

6201 15th Avenue

Brooklyn, NY 11219

Toll Free Number: (800) 416-5585

Hearing Impaired Number: (866) 703-9077

International Phone Number: (718) 921-8124

www.astfinancial.com

Fund Information

(800) DIAL BEN® / 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	TLGIM S 08/18

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration Date August 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration Date August 24, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer Date August 24, 2018